UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

ELEPHANT & CASTLE GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-12134	None
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1190 Hornby Street
Vancouver, British Columbia
Canada V6Z 2K5
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-6451

___________________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01          Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated May 11, 2005. Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELEPHANT & CASTLE GROUP INC.

Date: May 12, 2005	By:	/s/ Richard Bryant

Richard Bryant, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated May 11, 2005